UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 19, 2007
HARMONIC INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-25826	77-0201147

(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification Number)
549 Baltic Way
Sunnyvale, CA 94089
(408) 542-2500
(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective as of April 19, 2007, Harmonic Inc., a Delaware corporation (the “Company”), entered into a Change of Control Severance Agreement with Neven Haltmayer, Vice President, Research & Development (the “Haltmayer Agreement”), and effective as of April 24, 2007, the Company entered into a Change of Control Severance Agreement with Charles Bonasera, Vice President, Operations (the “Bonasera Agreement,” and, together with the Haltmayer Agreement, the “Agreements”). Each of the Agreements provides for certain compensation, benefits and accelerated vesting rights to each of Messrs. Haltmayer and Bonasera in the event that his employment is terminated in connection with a Change of Control (as defined in each of the Agreements).
The Agreements provide that, if either Mr. Haltmayer’s or Mr. Bonasera’s employment with the Company is terminated as a result of an Involuntary Termination (as defined in each of the Agreements) other than for Cause (as defined in each of the Agreements) at any time within eighteen (18) months following a Change of Control, then such terminated officer will be entitled to receive, among other things:
•	A cash payment in an amount equal to one hundred percent (100%) of his base salary for the twelve months preceding the Change of Control;

•	A cash payment in an amount equal to the greater of: (i) 50% of the established annual target bonus, or (ii) the average of the actual bonuses paid in each of the two prior years;

•	Continued Company-paid health, dental and life insurance coverage for up to one year from the date of the Change of Control; and

•	Accelerated vesting of one hundred percent (100%) of the unvested portion of any outstanding stock option, restricted stock or other equity compensation award held by such officer, which shall be exercisable for a period of one (1) year after such termination.
The foregoing description of the Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreements, copies of which are filed with this Current Report on Form 8-K as Exhibits 10.1 and 10.2.
Item 9.01. Financial Statements and Exhibits.

Exhibit Number

10.1	Change of Control Severance Agreement by and between Harmonic Inc. and Neven Haltmayer, effective April 19, 2007.

10.2	Change of Control Severance Agreement by and between Harmonic Inc. and Charles Bonasera, effective April 24, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
HARMONIC INC.
Date: April 25, 2007

By:	/s/Robin N. Dickson
Robin N. Dickson
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number

10.1	Change of Control Severance Agreement by and between Harmonic Inc. and Neven Haltmayer, effective April 19, 2007.

10.2	Change of Control Severance Agreement by and between Harmonic Inc. and Charles Bonasera, effective April 24, 2007.